EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Experts” in the Registration Statement (Form S-8) pertaining to the 2004 Long-Term Incentive Plan of MHI Hospitality Corporation and to the incorporation by reference therein of our report dated August 25, 2004 accompanying the Balance Sheet of MHI Hospitality Corporation included in Amendment No. 6 to the Registration Statement (Form S-11 No. 333-118873) and related Prospectus of MHI Hospitality Corporation, filed with the Securities and Exchange Commission.

We also consent to the reference to our firm under the caption “Experts” in the Registration Statement (Form S-8) pertaining to the 2004 Long-Term Incentive Plan of MHI Hospitality Corporation and to the incorporation by reference therein of our report dated August 24, 2004 accompanying the combined financial statements of MHI Hotel Services Group included in Amendment No. 6 to the Registration Statement (Form S-11 No. 333-118873) and related Prospectus of MHI Hospitality Corporation, filed with the Securities and Exchange Commission.

We also consent to the reference to our firm under the caption “Experts” in the Registration Statement (Form S-8) pertaining to the 2004 Long-Term Incentive Plan of MHI Hospitality Corporation and to the incorporation by reference therein of our report dated August 24, 2004 accompanying the combined financial statements of Elpizo Limited Partnership included in Amendment No. 6 to the Registration Statement (Form S-11 No. 333-118873) and related Prospectus of MHI Hospitality Corporation, filed with the Securities and Exchange Commission.

We also consent to the reference to our firm under the caption “Experts” in the Registration Statement (Form S-8) pertaining to the 2004 Long-Term Incentive Plan of MHI Hospitality Corporation and to the incorporation by reference therein of our report dated August 24, 2004 accompanying the financial statements of Accord, LLC included in Amendment No. 6 to the Registration Statement (Form S-11 No. 333-118873) and related Prospectus of MHI Hospitality Corporation, filed with the Securities and Exchange Commission.

We also consent to the reference to our firm under the caption “Experts” in the Registration Statement (Form S-8) pertaining to the 2004 Long-Term Incentive Plan of MHI Hospitality Corporation and to the incorporation by reference therein of our report dated August 24, 2004 accompanying the financial statements of Brownestone Partners, LLC included in Amendment No. 6 to the Registration Statement (Form S-11 No. 333-118873) and related Prospectus of MHI Hospitality Corporation, filed with the Securities and Exchange Commission.

/s/ Witt, Mares & Company, PLC

Williamsburg, Virginia

December 20, 2004